SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                February 24, 2004

                        (date of earliest event reported)

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                    as Depositor and Master Servicer under a
                         Pooling and Servicing Agreement
                          dated as of February 1, 2004
                          providing for the issuance of

                                  $373,132,999

                     WaMu MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-S1

         Delaware                  333-77026            94-2528990

       (State or other           (Commission          (IRS Employer
       jurisdiction of           File Number)    Identification Number)
       Incorporation)

                           1201 THIRD AVENUE, WMT 1706
                            SEATTLE, WASHINGTON 98101
                    (Address of principal executive offices)

                         Registrant's telephone number,
                              including area code:

                                 (206) 377-8555

Item 7.   Financial Statements and Exhibits.

The following exhibit is filed herewith:

7.1 Pooling and Servicing Agreement by and among Washington Mutual Mortgage Securities Corp., as Depositor and Master Servicer, Citibank, N.A., as Trustee, and Christiana Bank & Trust Company, as Delaware Trustee, dated as of February 1, 2004.

     The  definition  of Class C-Y  Principal  Reduction  Amounts,  included  as
     Appendix 1 to the Pooling and Servicing Agreement, and the Mortgage Loan Schedule, included as Exhibit D to the Pooling and Servicing Agreement, have been intentionally omitted from this filing. Copies may be obtained from Washington Mutual Mortgage Securities Corp. or Citibank, N.A. by contacting, in the case of Washington Mutual Mortgage Securities Corp.,

                           Laura Kelsey
                           Master Servicing Department
                           Washington Mutual Mortgage Securities Corp.
                           75 N. Fairway Drive, VHF2A01
                           Vernon Hills, IL 60061
                           Telephone:       (847) 393-5198
                           Facsimile:       (847) 549-2997


                  in the case of Citibank, N.A.,

                           Karen Schluter
                           Citibank, N.A.
                           111 Wall Street
                           14th Floor, Zone 3
                           New York, New York 10005
                           Telephone: (212) 657-7781
                           Facsimile: (212) 657-4009

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 9, 2004

                                    WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                    (Registrant)

                                    By:  /s/ David H. Zielke
                                    -----------------------------------
                                    David H. Zielke
                                    First Vice President and Counsel
                                    (Authorized Officer)